United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

May 23, 2014

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

As previously reported, on November 14, 2012, Overseas Shipholding Group, Inc. (“OSG” or the “Company”) and certain of its subsidiaries (together with OSG, the “Debtors”) filed voluntary petitions for reorganization under Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

As previously reported, on May 2, 2014, the Debtors filed with the Bankruptcy Court an amended plan of reorganization that effectuates the terms of the alternative plan of reorganization received from the Commitment Parties (the “Equity Plan”), together with a disclosure statement describing such Equity Plan (the “Disclosure Statement”). On May 21, 2014, the Debtors filed with the Bankruptcy Court an amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement”, respectively).

While the hearing to approve the Amended Disclosure Statement was originally scheduled to conclude on Friday, May 23, 2014, the Bankruptcy Court adjourned such hearing at the request of the Debtors in order to allow for additional amendments to add additional Commitment Parties and further revise the Amended Equity Plan in order to resolve certain objections to the Amended Disclosure Statement. The adjourned hearing will recommence on Tuesday, May 27, 2014 at 2:00 p.m. (Prevailing Eastern Time).

Due in part to such adjournment, at that May 27 hearing, the Debtors will seek the entry of orders that, among other things, will suspend trading of the Company’s common stock and beneficial interests therein in the over-the-counter market on June 3, 2014 at 5:00 p.m. (Prevailing Eastern Time) and set a record date of June 6, 2014 for voting to accept the Amended Equity Plan. This proposal remains subject to Bankruptcy Court approval.

The Amended Equity Plan and Amended Disclosure Statement are available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/osg. Information set forth on the foregoing web site or filed with the Bankruptcy Court shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: May 23, 2014	By	/s/ James I. Edelson
Name: James I. Edelson Title: Senior Vice President, General Counsel and Secretary